UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 10, 2025 (September 2, 2025)
Global Business Travel Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor
New York, New York 10017
(Address of principal executive offices) (Zip Code)
(646) 344-1290
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Global Business Travel Group, Inc. (the “Company”) with the Securities and Exchange Commission on September 2, 2025 (the “Original Report”). In the Original Report, the Company disclosed, among other things, the completion of the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated March 24, 2024 (as amended on January 17, 2025, March 17, 2025, March 20, 2025, March 21, 2025 and August 28, 2025, the “Merger Agreement”), by and among the Company, CWT Holdings, LLC, a Delaware limited liability company (“CWT”), Cape Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Cape Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II”) and Redwood Drawdown Partners III, LLC, solely in its capacity as the representative of the equityholders of CWT. Pursuant to the terms of the Merger Agreement, among other things, (i) Merger Sub I merged with and into CWT (the “First Merger”) with CWT surviving the First Merger as an indirect subsidiary of the Company (the “First Merger Surviving Company”) and (ii) the First Merger Surviving Company merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”) with Merger Sub II surviving the Second Merger as an indirect subsidiary of the Company. This Amendment is being filed to provide the historical consolidated financial information of CWT and the unaudited pro forma condensed consolidated financial information of the Company required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Report. Such information should be read in conjunction with the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
The historical audited consolidated financial statements of CWT Holdings, LLC as of and for the year ended December 31, 2024 are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The historical unaudited consolidated financial statements of CWT Holdings, LLC as of and for the six months ended June 30, 2025 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference. The consent of Deloitte & Touche LLP, CWT Holdings, LLC’s independent auditors, is attached as Exhibit 23.1 to this Amendment.
(b)
Pro forma financial information.
The unaudited pro forma condensed consolidated financial information, including the unaudited pro forma condensed consolidated balance sheet as of June 30, 2025 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2025 and the year ended December 31, 2024, and related notes showing the pro forma effects of the Company’s acquisition of CWT Holdings, LLC are filed as Exhibit 99.3 to this Amendment and are incorporated herein by reference. This unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the Company’s financial position or results of operations would have been if the Mergers had been consummated on the dates indicated, nor are they necessarily indicative of what the financial position or results of operations of the Company will be in future periods.

(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited consolidated financial statements of CWT Holdings, LLC and the related notes thereto as of and for the year ended December 31, 2024.
99.2	Unaudited consolidated financial statements of CWT Holdings, LLC and the related notes thereto as of and for the six months ended June 30, 2025.
99.3	Unaudited pro forma condensed consolidated financial information of the Company as of and for the six months ended June 30, 2025 and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BUSINESS TRAVEL GROUP, INC.
By:    /s/ Eric J. Bock
Name:    Eric J. Bock
Title:    Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: November 10, 2025